SHARE EXCHANGE AGREEMENT

                      dated the 17th day of November, 2011





                                     AMONG

                             The Persons Listed on

                                  SCHEDULE "A"

                                    - AND -

                              1629518 ALBERTA LTD.

                                    - AND -

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

ARTICLE 1
         DEFINITIONS AND INTERPRETATION........................................1

                 Definitions...................................................1
                 Interpretation................................................5

ARTICLE 2
         SHARE EXCHANGE........................................................6

                 Purchase and Sale.............................................6
                 Purchase Consideration........................................6
                 Resale Restrictions...........................................7

ARTICLE 3
         REPRESENTATIONS AND WARRANTIES OF NEWCO...............................7

                 Organization and Existence....................................7
                 Authorized Capital............................................7
                 Subsidiaries..................................................8
                 Information...................................................8
                 Authorization and Consents....................................8
                 No Other Agreement to Purchase................................8
                 Agreements or Restrictions on Transfer of Shares..............8
                 Shareholder Loans.............................................8
                 Absence of Certain Changes....................................9
                 Indebtedness and Liens.......................................10
                 Indebtedness to Directors, Officers and Others...............10
                 Taxes........................................................10
                 Material Contracts...........................................11
                 Necessary Licenses and Permits...............................11
                 Compliance with Law..........................................11
                 Employees....................................................11
                 Litigation...................................................12
                 No Material Adverse Change...................................12
                 Employee Benefit Plans.......................................12
                 Insurance....................................................12
                 Location of Office...........................................12
                 Company Documents, Books and Records.........................13
                 No Limitations...............................................13
                 Reporting Issuer Status......................................13
                 Regulatory Compliance........................................13
                 Non-Arm's Length Transactions................................13
                 Environmental Laws...........................................13
                 Enforceability...............................................14

ARTICLE 4
         REPRESENTATIONS AND WARRANTIES OF NEWCO SECURITYHOLDERS..............14

                 Capacity.....................................................14
                 Execution and Delivery.......................................14
                 No Violation.................................................14
                 Securities Laws..............................................15
                 Ownership....................................................15

ARTICLE 5
         REPRESENTATIONS AND WARRANTIES OF ACOR...............................15

                 Organization and Existence...................................15
                 Authorization................................................16
                 Consents.....................................................16
                 Authorized Capital...........................................16
                 No Material Adverse Change...................................16
                 Reporting Issuer Status......................................17
                 OTCBB Listing................................................17
                 Reports and ACOR Financial Statements........................17
                 Absence of Certain Changes...................................17
                 Corporate Documents, Books and Records.......................19
                 Information..................................................19
                 No Other Agreement to Purchase...............................19
                 Shareholder Loans............................................19
                 Indebtedness and Liens.......................................19
                 Indebtedness to Directors, Officers and Others...............19
                 Taxes........................................................20
                 Material Contracts...........................................20
                 Title to Property............................................20
                 Intangible Property..........................................21
                 Necessary Licenses and Permits...............................21
                 Compliance with Law..........................................21
                 Employees....................................................21
                 Litigation...................................................22
                 Employee Benefit Plans.......................................22
                 Insurance....................................................22
                 Location of Office...........................................22
                 No Limitations...............................................23
                 Regulatory Compliance........................................23
                 Non-Arm's Length Transactions................................23
                 Environmental Laws...........................................23
                 Enforceability...............................................23

ARTICLE 6
         SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................23

                 Survival of Representations and Warranties...................23

ARTICLE 7
         COVENANTS OF THE NEWCO SECURITYHOLDERS...............................24

                 Covenants of the Newco Securityholders.......................24
                          Delivery of Share Certificates......................24
                          Filing of Reports...................................25
                          Representations and Warranties......................25
                          Conditions..........................................25
                 Covenants of Newco...........................................28
                          Representations and Warranties......................28
                          Conditions..........................................28
                          Additional Deliveries by Newco at Closing...........28

ARTICLE 8
         COVENANTS OF ACOR....................................................29

                 Covenants of ACOR............................................29
                          Necessary Consents..................................29
                          Approval of  Financing..............................29
                          Conditions..........................................29
                          Status and Filings..................................29
                          Directors...........................................29
                          Listing.............................................32
                          Representations and Warranties......................32
                          Additional Deliveries by ACOR at Closing............32

ARTICLE 9
         MUTUAL COVENANTS.....................................................33

                          Preparation of Filings..............................33
                          Notice of Material Change...........................33
                          Consummation of the Transaction and the Acquisition.34
                          Other Filings.......................................34
                          Additional Agreements...............................34

ARTICLE 10
         INDEMNIFICATION......................................................34

                 Indemnification by ACOR......................................34
                 Indemnification by Newco.....................................35
                 Indemnification by The Newco Securityholders.................35
                 Limitation on Indemnification................................35
                 Procedure for Indemnification................................35

ARTICLE 11
         CONDITIONS PRECEDENT.................................................36

                 Mutual Conditions Precedent..................................36
                 Condition Precedent for the Benefit of Newco and the
                        Newco Securityholders.................................37
                 Condition Precedent for the Benefit of ACOR..................37

ARTICLE 12
         CLOSING..............................................................38

                 Time of Closing..............................................38
                 Closing Procedures...........................................38

ARTICLE 13
         TERMINATION..........................................................38

                 Termination Rights...........................................38
                 Effect of Termination........................................38

ARTICLE 14
         EXPENSES.............................................................39

                 Professional Fees............................................39

ARTICLE 15
         GENERAL..............................................................39

                 Public Announcement..........................................39
                 Independent Legal Advice.....................................39
                 Standstill...................................................39
                 Entire Agreement.............................................39
                 Further Assurances...........................................40
                 Commercially Reasonable Efforts..............................40
                 Severability.................................................40
                 Applicable Law...............................................40
                 Governing Language...........................................40
                 Attornment...................................................40
                 Successors and Assigns.......................................41
                 Time of Essence..............................................41
                 Notices......................................................41
                 Waiver.......................................................42
                 Amendments...................................................42
                 Remedies Cumulative..........................................42
                 Notice of Untrue Covenants, Representation or Warrant........42
                 Counterparts.................................................43

SCHEDULES

Schedule "A"              1629518 Alberta Ltd. Shares
Schedule "B"              ACOR Warrants
Schedule "C"              Warrant Certificate

Schedule 5.2              Organization and Existence
Schedule 5.6              Authorized Share Capital
Schedule 5.8 No Material Adverse Change and Absence of Certain Changes and Indebtedness and Liens Schedule 5.14(g) Capital Expenditure Requirements

Schedule 5.18             Shareholder Loans
Schedule 5.20             Indebtedness to Directors, Officers and Others
Schedule 5.23             Title to Property
Schedule 5.27             Necessary Licenses and Permits
Schedule 5.31             Litigation
Schedule 5.37             Non-Arm's Length Transactions

                            SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is dated as of the 17th day of November, 2011.

AMONG:

             NEWCO SECURITYHOLDERS (the Persons Listed on Schedule "A")

             (Each, individually a "NEWCO SECURITYHOLDER" and collectively, the "NEWCO SECURITYHOLDERS")



AND:

             1629518 ALBERTA LTD., a corporation incorporated under the laws of the Province of Alberta ("NEWCO")

AND:

             AUSTRALIAN-CANADIAN OIL ROYALTIES LTD., a corporation incorporated under the laws of the Province of British Columbia and listed on the OTC Bulletin Board ("ACOR")

WHEREAS:

A. The Newco Securityholders will be the registered and beneficial owners of all the issued and outstanding shares of Newco (the "NEWCO SHARES") as of the Closing Date;

B. ACOR is a publicly-traded company trading on the OTC Bulletin Board (the "OTCBB"); and

C. ACOR and the Newco Securityholders wish to exchange shares on a one for one basis and on the terms and conditions herein contained.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1 In this Agreement, the following terms have the meanings ascribed thereto as follows:

     (a)  "ACOR ASSETS" means all assets owned by ACOR;

     (b) "ACOR FINANCIAL STATEMENTS" means the audited financial statements for the fiscal year ended December 31, 2010, and the unaudited financial statements for the interim period ended September 30, 2011, including the notes thereto and, as applicable, the report of ACOR's auditors thereon;

     (c) "ACOR SHARES" means common shares in the capital of ACOR, as constituted from time to time;

     (d) "ACOR WARRANTS" means the performance warrants in substantially the form set forth in Schedule "C" hereto which will be issued to the persons set forth in Schedule "B" hereto in the amounts set forth therein concurrently with completion of the share exchange contemplated herein, or at such other time and to such persons as may be agreed to by Newco and ACOR;

     (e) "ACOR WARRANT CERTIFICATE" means the warrant certificate substantially in the form attached hereto as Schedule "C";

     (f) "ACQUISITION" means the proposed asset purchase by Chelsea Oil Australia Pty Ltd. pursuant to the terms and conditions of the Purchase Agreement;

     (g) "ACQUIRED ASSETS" means those petroleum and natural gas properties and related assets located in Australia to be acquired by Chelsea Oil Australia Pty Ltd pursuant to the Purchase Agreement;

     (h) "AGREEMENT" means this definitive Share Exchange Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof;

     (i) "AUTHORIZATION" means, with respect to any Person, any order, permit, approval, waiver, license or similar authorization of any Governmental Entity having jurisdiction;

     (j) "BUSINESS DAY" means any day, other than a Saturday, Sunday or statutory holiday in Calgary, Alberta, Canada and Cisco, Texas, USA;

     (k) "CLAIMS" means any suit, action, dispute, civil or criminal litigation, claim, arbitration or legal, administrative or other proceeding or governmental investigation, including appeals and applications for review;

     (l) "CLOSING" means the completion of the transactions contemplated herein;

     (m) "CLOSING DATE" means the date on which "Closing" (as such term is defined in the Purchase Agreement) occurs under the Purchase Agreement, or such other date as may be agreed upon in writing by Newco and ACOR;

     (n) "EDGAR" means the Electronic Data Gathering, Analysis, and Retrieval System;

     (o) "ENVIRONMENTAL LAWS" means all Laws relating to the environment or occupational health and safety or the release of hazardous materials;

     (p) "FINANCING" means the non-brokered private placement by ACOR and Newco, or either of them, of up to 6,000,000 subscription receipts at US$0.35 per subscription receipt, being exchangeable for up to 6,000,000 ACOR Shares (on the basis of one subscription receipt for one ACOR Share, subject to adjustment in certain circumstances) upon the satisfaction of all conditions precedent provided for in this Agreement for aggregate gross proceeds of up to US$2,100,000;

     (q) "GOVERNMENTAL ENTITY" means any government, parliament, legislature, regulatory authority, governmental department, agency, commission, board, tribunal, crown corporation, court (federal, provincial or local) or other law, rule or regulation-making entity having jurisdiction or exercising executive, legislative, judicial, regulatory or administrative powers on behalf of any federation or nation, or any province, territory, state or other subdivision thereof or any municipality, district or other subdivision thereof;

     (r) "INTELLECTUAL PROPERTY" means all (i) trademarks, service marks, trade names and other indications of origin including all goodwill associated with all of the foregoing, and all applications, registrations and renewals in connection with all of the foregoing, in any jurisdiction; (ii) inventions, discoveries and ideas (whether patentable or unpatentable and whether or not reduced to practice), and all patents, applications for patents; (iii) trade secrets, know-how, confidential information, and other proprietary rights and information; (iv) copyrights and works of authorship, whether copyrightable or not, and all applications, registrations and renewals in connection therewith, in any jurisdiction; Internet domain names;
          (vi) computer technology, equipment, devices, systems, hardware, software and databases; and (vii) other similar intellectual property or proprietary rights;

     (s) "LAWS" means all statutes, codes, ordinance, regulations, statutory rules, published policies, published guidelines and terms and conditions of any order, grant of approval, permission, authority or license of any Governmental Entity, and the term "applicable" with respect to such Laws, and in the context that refers to one or more Persons, means that such Laws apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities (all references herein to a specific statute being deemed to include all applicable rules, regulations, rulings, orders and forms made or promulgated under such statute and the published policies and published guidelines of the Governmental Entity administering such statute) and shall include the published rules and policies of the OTCBB;

     (t) "LIEN" means any mortgage, charge, pledge, hypothecation, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature or any other arrangement or condition, which, in substance, secures payment, or performance of an obligation;

     (u) "MATERIAL ADVERSE EFFECT" means, when used in connection with ACOR or Newco, as applicable, any event, condition or change which individually or in the aggregate constitutes, or could reasonably be expected to have, a material adverse effect on their respective business assets, liabilities, condition (financial or otherwise) or results of operations taken as a whole on a consolidated basis; provided, however, that the determination of whether a material adverse effect has occurred shall be made ignoring any event, change, fact or effect resulting from: (i) any change in U.S. GAAP, or Laws or interpretation thereof; (ii) any generally applicable change or development in economic, regulatory, business or financial market conditions; (iii) any acts of terrorism or war; (iv) the execution or announcement of this Agreement; (v) in respect of ACOR, any breach of this Agreement by Newco or the Newco Securityholders; and (vi) in respect of Newco, any breach of this Agreement by ACOR, provided, however, that with respect to paragraphs (i), (ii) and (iii), such matter does not have a disproportionate effect on ACOR or Newco, as applicable, relative to other comparable companies or entities operating in the industry in which the party operates;

     (v) "MATERIAL CONTRACTS" means all contracts or other obligations or rights (and all amendments, modifications and supplements thereto to which any Party or any of its Subsidiaries is a party affecting the obligations of any party thereunder) to which a Party or its Subsidiaries is a party or by which any of their respective properties or assets are bound that are material to the business, properties or assets of a Party or its Subsidiaries taken as a whole;

     (w)  "MATERIAL FACT" has the meaning ascribed thereto in the Securities
          Act;

     (x) "MISREPRESENTATION" has the meaning ascribed thereto in the Securities Act;

     (y)  "NEWCO ASSETS" means all assets owned by Newco;

     (z) "NEWCO SHARES" means common shares in the capital of Newco, as constituted from time to time;

     (aa) "NEWCO SECURITYHOLDERS" means the securityholders of Newco as listed on Schedule "A";

     (bb) ORDINARY COURSE" means, with respect to an action taken by a Person, that such action is consistent with the past practices of the Person and is taken in the ordinary course of the normal day to day operations of the Person;

     (cc) "OTCBB" means, the OTC Bulletin Board maintained by FINRA;

     (dd) "PARTY" means a party to this Agreement and "Parties" means all parties to this Agreement;

     (ee) "PERMITS" means in respect of a Party, all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of the respective businesses of the Party or any of its Subsidiaries;

     (ff) "PERMITTED LIENS" means Liens for current Taxes or other governmental charges not yet due and payable or delinquent, the amount or validity of which is being contested in good faith by appropriate proceedings or which may thereafter be paid without penalty or such imperfections of title, easements, encumbrances and mortgages or other Liens, if any, as are not material (alone or in the aggregate) in character, amount or extent and do not materially detract from the value, or materially interfere with the present use, of any property subject thereto or affected thereby;

     (gg) "PERSON" means and includes an individual, firm, sole proprietorship, partnership, joint venture, venture capital or hedge fund, association, unincorporated association, unincorporated syndicate, unincorporated organization, estate, group, trust, body corporate (including a limited liability company and an unlimited liability company), a trustee, executor, administrator or other legal representative, Governmental Entity, syndicate or other entity, whether or not having legal status;

     (hh) "PUBLIC RECORD" means all information filed by or on behalf of ACOR with the SEC and accessible on EDGAR, including without limitation, the ACOR Financial Statements and any other information filed with any Governmental Entity in compliance, or intended compliance, with any applicable securities laws;

     (ii) "PURCHASE AGREEMENT" means the purchase and sale agreement between ACOR, Chelsea Oil Australia Pty Ltd, Brisbane Petroleum Ltd. and Delbaere Associates Pty. Limited dated November 17th, 2011;

     (jj) "REGULATORY APPROVALS" means those sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that permits a transaction to be implemented if a prescribed time lapses following the giving of notice without an objection being made) of any applicable Governmental Entity;

     (kk) "SEC" means the United States Securities and Exchange Commission;

     (ll) "SECURITIES ACT" means the Securities Act (Alberta) and all blanket rulings, policy statements, orders, rules and notices of the Alberta Securities Commission;

     (mm) "SECURITIES AUTHORITIES" means the Financial Industry Regulatory Authority, Inc. ("FINRA") and any applicable securities commissions or similar regulatory authorities in Canada or the United States and each of the provinces and territories thereof;

     (nn) "SUBSIDIARY" means, with respect to a specified body corporate, a body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the directors thereof, whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency, are at the time owned, directly or indirectly, by such specified body corporate, and includes a body corporate in like relation to a subsidiary;

     (oo) "TAX ACT" means the Income Tax Act (Canada), together with any and all regulations promulgated thereunder, as amended from time to time;

     (pp) "TAXES" means all present and future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Entity in the nature of a tax, including any interest, additions to tax and penalties applicable thereto;

     (qq) "U.S. GAAP" means generally accepted accounting principles in Canada as in effect from time to time, consistently applied; and

     (rr) "VENDOR" means collectively, Brisbane Petroleum Ltd and Delbaere Associates Pty. Limited.

INTERPRETATION

1.2 For the purposes of this Agreement, except as otherwise expressly provided:

     (a) a reference to an Article is to an Article of this Agreement, and a reference to a Section followed by a number or some combination of numbers and letters refers to the section, subsection, paragraph, subparagraph, clause or subclause of this Agreement so designated;

     (b) the captions, Section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement;

     (c) the word "including", when following any general statement or term, is not to be construed as limiting the general statement or term to the specific items or matters set forth or to similar items or matters, but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope;

     (d) if any date on which any action is required to be taken hereunder by any of the parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day;

     (e) a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulation in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulation;

     (f) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, a word importing a corporate entity includes an individual, and vice versa;

     (g) all dollars amounts, unless otherwise specified, are in Canadian dollars; and

     (h) where any matter is stated to be "to the knowledge" or "to the best of the knowledge" of ACOR or Newco or words to like effect in this Agreement, it shall mean the actual knowledge of any of the senior officers of ACOR or Newco after due inquiry.

                                   ARTICLE 2
                                 SHARE EXCHANGE

PURCHASE AND SALE

2.1 Subject to the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, at the Closing Date each of the Newco Securityholders severally agrees to exchange, transfer and assign all Newco Shares he or it owns or will own at the Closing Date (being the number set out opposite his or its name in the attached Schedule "A") to ACOR in consideration of ACOR's issuance to such Newco Securityholder of an equal number of ACOR Shares set out opposite his or its name in the said Schedule "A".

PURCHASE CONSIDERATION

2.2 The exchange, transfer and assignment of Newco Shares for ACOR Shares shall proceed on the basis of one (1) ACOR Share for each one (1) Newco Share.

RESALE RESTRICTIONS

2.3 The ACOR Shares will be issued in accordance with applicable Canadian securities Laws and will be subject to an indefinite hold period in Canada. Each of the Newco Securityholders hereby represents and warrants to ACOR that he or it is an "accredited investor" within the meaning of National Instrument 45-106 - Prospectus and Registration Exemptions or in Section 2(a)(15) the Securities Act of 1933, as amended, as applicable. The ACOR Shares will contain the following legend, and such other legends as may be required by applicable securities Laws.

     "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DISTRIBUTION DATE], AND (II) THE DATE AUSTRALIAN-CANADIAN OIL ROYALTIES LTD. BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF NEWCO

3.1 In order to induce ACOR to enter into this Agreement and to consummate the transactions contemplated by this Agreement, Newco and the Newco Securityholders hereby jointly and severally represent and warrant as follows to and in favour of ACOR and acknowledge that ACOR is relying upon such representations and warranties in connection with the transactions contemplated by this Agreement:

ORGANIZATION AND EXISTENCE

3.2 Newco is a company duly formed and organized and existing under the laws of Alberta and has the power to own its properties and to carry on its business as now conducted and currently proposed to be conducted and has made all necessary filings under all applicable company, securities and taxation laws or any other Laws to which Newco is subject, except where the failure to make such filing would not have a Material Adverse Effect on Newco. Newco is not in violation of its articles or by-laws, except where such violation would not have a Material Adverse Effect on Newco. Newco is in good standing under the company or other laws of each province or other jurisdiction in which it carries on business, except where the failure to have such standing would not have a Material Adverse Effect on Newco. No proceedings have been instituted or are pending for the dissolution or liquidation of Newco.

AUTHORIZED CAPITAL

3.3 The authorized capital of Newco consists of an unlimited number of Newco Shares.

3.4 13,278,571 Newco Shares have been duly authorized and validly issued and outstanding as fully paid and non-assessable Newco Shares. None of the Newco Shares have been issued in violation of any Laws, Newco's articles or by-laws or any agreement to which Newco is a party or by which it is bound.

3.5 Each Newco Securityholder has contributed to the capital of Newco the amount of cash or other property set forth opposite his name in the share register contained in the minute book of Newco in consideration for the Newco Shares representing his respective interest in Newco as set forth in the share register contained in the minute book of Newco.

SUBSIDIARIES

3.6 Newco has no Subsidiaries or any other material investments in any other Person.

INFORMATION

3.7 All data and information relating to Newco provided by Newco, at the request of ACOR and its agents and representatives, to ACOR and its agents and representatives in connection with the transactions contemplated by this Agreement was and at the Closing Date will be complete and true and correct in all material respects.

AUTHORIZATION AND CONSENTS

3.8 Newco has the capacity right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Newco pursuant to this Agreement and to carry out the Acquisition and other transactions contemplated hereby or thereby. The execution, delivery and performance by Newco of this Agreement and each such other agreement, document and instrument contemplated herein and therein have been duly authorized by all necessary action of Newco and no other action on the part of Newco is required in connection therewith. The execution, delivery and performance by Newco of this Agreement and each such other agreement, document and instrument contemplated herein and therein does not and will not require the authorization approval or consent of, or any filing with any Governmental Entity or any other Person, and the execution, delivery and performance by Newco of this Agreement and each such other agreement, document and instrument contemplated herein and therein, does not and will not result in: (a) a breach of or conflict with the articles or by-laws of Newco; (b) a breach of or a conflict with any Laws applicable to Newco; (c) a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, agreement, contract, instrument, Lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Newco is a party or by which the property of Newco is bound or affected; (d) result in the creation or imposition of any Lien on any equity interest in Newco; (e) result in the dissolution or winding-up of Newco; or (f) the issuance of any additional securities pursuant to preemptive or similar rights.

NO OTHER AGREEMENT TO PURCHASE

3.9 There are no agreements, options, warrants, rights of conversion or other rights binding upon or which at any time in the future may become binding upon Newco to issue any equity securities or any securities convertible or exchangeable, directly or indirectly, into any equity securities of Newco.

AGREEMENTS OR RESTRICTIONS ON TRANSFER OF SHARES

3.10 To the knowledge of Newco, there are no agreements or restrictions which in any way limit or restrict the transfer to ACOR of any of the Newco Shares and there are no shareholders agreements, pooling agreements, voting trusts or other agreements or understandings with respect to the voting of Newco Shares or any of them.

SHAREHOLDER LOANS

3.11 There are no loans or other liabilities of Newco to the Newco Securityholders or to any previous Newco Securityholders.

ABSENCE OF CERTAIN CHANGES

3.12 Newco has not and will not (except as disclosed in this Agreement):

     (a) issued, sold, pledged, hypothecated, leased, disposed of or encumbered any Newco Shares or other securities or any right, option or warrant with respect thereto;

     (b)  amended or proposed to amend its articles or by-laws;

     (c) split, combined or reclassified any of its securities or declared or made any dividend or other distribution;

     (d) suffered any material loss relating to litigation or been threatened with litigation;

     (e) suffered any adverse change in employee relations which has or is reasonably likely to have a Material Adverse Effect on Newco, or entered into or amended any employment or service contracts with any officer or senior management employee, created or amended any employee benefit plan, made any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for any, officer, employee or consultant, other than in the Ordinary Course;

     (f) suffered damage, destruction or other casualty, loss, or forfeiture of, any property or assets, whether or not covered by insurance, which would have a Material Adverse Effect on Newco;

     (g) made any capital expenditures, additions or improvements or commitments for the same, except those which do not exceed $10,000 per month;

     (h) other than in the Ordinary Course: (i) entered into any contract, commitment or agreement under which it has outstanding Indebtedness for borrowed money or for the deferred purchase price of property; or
          (ii) made any loan or advance to any Person;

     (i) acquired or agreed to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, corporation, partnership, joint venture or other business organization or division or acquired or agreed to acquire any material assets;

     (j) entered into any material contracts regarding its business operations, including joint ventures, partnership or arrangements;

     (k) acquired or agreed to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, corporation, limited liability company, partnership, joint venture or other business organization or division or acquired or agreed to acquire any material assets;

     (l) created any securities option or bonus plan, paid any bonuses, deferred or otherwise, or deferred any compensation to any of its officers or employees other than such payments made in the Ordinary Course;

     (m)  made any material change in accounting procedures or practices;

     (n) other than in the Ordinary Course, mortgaged, hypothecated or pledged any of the Newco Assets, or subjected them to any Lien, except a Permitted Lien;

     (o) disposed of or permitted to lapse any rights to the use of any Intellectual Property material to Newco, if such action or omission would have a Material Adverse Effect on Newco;

     (p) entered into any material contracts regarding its business operations, including joint ventures, partnerships or other arrangements;

     (q)  sold, leased, subleased or transferred any of the Newco Assets;

     (r) entered into any agreement or arrangement granting any rights to purchase, lease, sublease, assign or transfer any of the Newco Assets or requiring the consent of any Person to the transfer, assignment or lease of any such Newco Assets or rights which would have a Material Adverse Effect on Newco;

     (s) cancelled, waived or compromised any debts or claims, including accounts payable to and receivable from its Affiliates;

     (t) failed to pay or satisfy when due any liability of Newco where the failure to do so would have a Material Adverse Effect on Newco;

     (u) disposed or permitted to lapse any Intellectual Property material to Newco or disclosed to any Person any Intellectual Property material to Newco not theretofore a matter of public knowledge, except where such disclosure was made to a recipient who is subject to an obligation of confidentiality; or

     (v) entered into any agreement, arrangement or understanding to do any of the foregoing.

INDEBTEDNESS AND LIENS

3.13 Other than in the Ordinary Course, Newco has not incurred any: (i) Indebtedness; or (ii) Liens upon any of the Newco Assets, other than Permitted Liens.

INDEBTEDNESS TO DIRECTORS, OFFICERS AND OTHERS

3.14 Newco is not indebted to any director, officer, employee or consultant of Newco, except for amounts due as normal compensation or reimbursement of ordinary business expenses.

TAXES

3.15 All returns, declarations, reports, estimates, statements, schedules or other information or documents with respect to Taxes (collectively, "TAX RETURNS") required to be filed by or with respect to Newco have been filed within the prescribed time, with the appropriate tax authorities and all such Tax Returns are true, correct, and complete in all material respects. No Tax Return of Newco is being audited by the relevant taxing authority, and there are no outstanding waivers, objections, extensions, or comparable consents regarding the application of the statute of limitations or period of reassessment with respect to any Taxes or Tax Returns that have been given or made by Newco (including the time for filing of Tax Returns or paying Taxes) and Newco has no pending requests for any such waivers, extensions, or comparable consents. Newco has not received a ruling from any taxing authority or signed an agreement with any taxing authority that could reasonably be expected to have a Material Adverse Effect on Newco. Newco does not owe any Taxes to the federal government of Canada, a provincial government, a municipal government or any other governmental authority.

MATERIAL CONTRACTS

3.16 Other than as set out herein, there are no material contracts, agreements, leases or commitments entered into by Newco which are in writing or have been orally agreed to by Newco and which are still in effect.

3.17 All contracts, agreements, leases and commitments set out herein are valid, binding and in full force and effect as to Newco, and the other parties thereto (to Newco's knowledge) and Newco, are not in breach or violation of, or default under, the terms of any such contract, agreement, plan, lease or commitment, except where such breach, violation or default would not have a Material Adverse Effect on Newco, and no event has occurred which constitutes or, with the lapse of time or the giving of notice, or both, would constitute, such a breach, violation or default by Newco or, to Newco's knowledge, the other parties thereto.

NECESSARY LICENSES AND PERMITS

3.18 Newco has all necessary and required licenses, permits, consents, concessions and other authorizations of governmental, regulatory or administrative agencies or authorities, whether foreign, federal, provincial, state or local, required to own and lease its properties and assets and to conduct its business as now conducted, except where the failure to hold the foregoing would not have a Material Adverse Effect on Newco. Newco is not in default, nor has it received any notice of any claim of default, with respect to any such license, permit, consent, concession or authorization. No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind are required by virtue of the execution and delivery of this Agreement, or of the consummation of the transactions contemplated hereby: (a) to avoid the loss of any license, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any Law applicable thereto, or
     (b) to enable Newco to hold and enjoy the same immediately after the Closing Date in the conduct of its business as conducted prior to the Closing Date.

COMPLIANCE WITH LAW

3.19 Newco is not in default under, or in violation of, and has not violated (and failed to cure) any Law including, without limitation, laws relating to the issuance or sale of securities, the environment and occupational health and safety privacy and intellectual property, or any licenses, franchises, permits, authorizations or concessions granted by, or any judgment, decree, writ, injunction or order of, any governmental or regulatory authority, applicable to its business or any of its properties or assets, except where such default or violation would not have a Material Adverse Effect on Newco. Newco has not received any notification alleging any violations of any of the foregoing with respect to which adequate corrective action has not been taken.

EMPLOYEES

3.20 Newco does not have any employees or independent contractors and there are no agreements, written or oral, between Newco and any other party relating to payment, remuneration or compensation for work performed or services provided or payment relating to a change of control or other event in respect of Newco. Newco is in compliance with all applicable Laws respecting labour, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labour practices pending or threatened and to the knowledge of Newco, there exists no valid basis for any such claim. There are no pending claims, complaints or charges that have been filed against Newco under any labour or employment laws or dispute resolution procedure (including, but not limited to, any arbitration or similar proceedings) of which Newco has received written notice. Newco has not received any written notice indicating that any of its employment policies or practices is currently being audited or investigated by any federal, provincial, state or local government agency.

LITIGATION

3.21 There are no actions, suits, proceedings or inquiries in existence or, to the knowledge of Newco, pending or threatened against or affecting Newco at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau or agency which may in any way materially adversely affects, or in any way may materially adversely affect, the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of Newco or its properties or assets or which affects or may affect the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained herein and Newco is not aware of any existing ground on which such action, suit, proceeding or inquiry might by commenced with any reasonable likelihood of success.

NO MATERIAL ADVERSE CHANGE

3.22 No change has occurred in the business, operations, results of operations, assets, capitalization or condition (financial or otherwise) of Newco, whether or not in the ordinary course of business, whether separately or in the aggregate with other occurrences or developments, and whether insured against or not, which could reasonably be expected to have a Material Adverse Effect on Newco.

EMPLOYEE BENEFIT PLANS

3.23 Newco does not have any employee benefit plans (or any plan which may be in any way regarded as an employee benefit plan) of any nature whatsoever nor has it ever had any such plans.

INSURANCE

3.24 Newco does not have (nor has it ever had) any insurance of any nature whatsoever relating to it or its directors or officers or otherwise.

LOCATION OF OFFICE

3.25 Newco's head office is located at Suite 800, 400-3rd Avenue S.W., Calgary, AB, T2P 4H2, and, aside from its counsel's office, such address is the only location where its company books and records are located.

COMPANY DOCUMENTS, BOOKS AND RECORDS

3.26 Complete and correct copies of the articles, and of all amendments thereto, of Newco have been previously delivered to ACOR. The corporate records of Newco provided to ACOR contain complete and accurate records in all material respects of all meetings and consents in lieu of meetings of the Newco directors (and its committees) and Newco Securityholders since the formation of Newco, and of all actions, decisions and consents thereof. Except as reflected in such corporate records, there are no material minutes of meetings or consents in lieu of meetings of the Newco directors and Newco Securityholders or actions, decisions or consents thereof.

NO LIMITATIONS

3.27 There is no non-competition, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which Newco is a party or is otherwise bound that would now or hereafter, in any way limit the business, use of assets or operations of Newco.

REPORTING ISSUER STATUS

3.28 Newco is not a "reporting issuer" (or the equivalent status) in any province or territory of Canada and there is not a published market in respect of any of its securities. No order has been issued ceasing or suspending trading or prohibiting the issue of any securities of Newco and no such proceedings are pending, or to the knowledge of Newco, threatened.

REGULATORY COMPLIANCE

3.29 Newco is in compliance with all regulatory orders, directives and decisions that have application to Newco except where such non-compliance would not have a Material Adverse Effect on Newco and Newco has not received notice from any governmental or regulatory authority that Newco is not in compliance with any such regulatory orders, directives or decisions.

NON-ARM'S LENGTH TRANSACTIONS

     (a) Newco has not made any payment or loan to, or borrowed any monies from or is otherwise indebted to any officer, employee, Newco Shareholder, Newco director or any other Person with whom Newco is not dealing at arm's length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing; and

     (b) Newco is not a party to any contract or agreement with any officer, employee, Newco Shareholder, Newco director or any other Person with whom Newco is not dealing at arm's length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing.

ENVIRONMENTAL LAWS

3.30 Newco does not have liability under, nor has Newco ever violated, any Environmental Law. Newco does not have any property owned, operated, leased, or used by it that has ever been the subject of a violation of any Environmental Law. All facilities and operations of Newco and its Subsidiaries are presently in compliance with all applicable Environmental Laws.

ENFORCEABILITY

3.31 The execution and delivery by Newco of this Agreement and any other agreement contemplated by this Agreement will result in legally binding obligations of Newco enforceable against Newco in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

                                   ARTICLE 4
            REPRESENTATIONS AND WARRANTIES OF NEWCO SECURITYHOLDERS

4.1 Each of the Newco Securityholders severally (and not jointly or jointly and severally) represents and warrants, but only as to himself or itself, to ACOR as follows:

CAPACITY

4.2 Each Newco Securityholder has the capacity to own the Newco Shares owned by him or it, to enter into this Agreement and to perform his or its obligations under this Agreement.

EXECUTION AND DELIVERY

4.3 This Agreement and any other agreement contemplated by this Agreement has been duly authorized (if the Newco Securityholder is not an individual), executed and delivered by each Newco Securityholder and will result in legally binding obligations of such Newco Securityholder enforceable against such Newco Securityholder in accordance with the respective terms and provisions hereof and thereof subject, however, to approval by shareholders of the Newco Securityholders, as applicable, and to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

NO VIOLATION

4.4 The execution and delivery of this Agreement, the transfer of the Newco Shares and the performance, observance or compliance with the terms of this Agreement by such Newco Securityholder will not violate, constitute a default under, conflict with, or give rise to any requirement for a waiver or consent under:

     (a) the articles and by-laws of such Newco Securityholder (if the Newco Securityholder is not an individual);

     (b) any provision of any agreement, instrument or other obligation to which such Newco Securityholder is a party or by which such Newco Securityholder is bound; or

     (c)  any Laws applicable to such Newco Shareholder.

SECURITIES LAWS

4.5 With respect to Newco Securityholders not residing in Canada or the United States, the Newco Securityholder is knowledgeable of, or has been independently advised as to, the applicable securities Laws of its jurisdiction of residence or the securities Laws otherwise applicable to the Newco Shareholder, and:

     (a) is receiving the ACOR Shares to be issued to him or it pursuant to this Agreement pursuant to exemptions from the prospectus and registration requirements under the securities Laws applicable to the Newco Securityholder or, if such is not applicable, the Newco Securityholder is permitted to receive such ACOR Shares under the securities Laws applicable to the Newco Securityholder without the need to rely on an exemption;

     (b) the securities Laws applicable to the Newco Securityholder do not require ACOR to file a prospectus or similar disclosure document or to register the ACOR Shares to be issued to him or it pursuant to this Agreement or to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever; and

     (c) the delivery of this Agreement and the issuance of the ACOR Shares to be issued to the him or it pursuant to this Agreement comply with all Laws applicable to the Newco Securityholder and will not cause ACOR to become subject to or required to comply with any disclosure, prospectus or other reporting requirements under any such applicable Laws.

OWNERSHIP

4.6 Each Newco Securityholder is, or on the Closing Date will be, the registered and beneficial owner of the Newco Shares set out beside his, her or its name in Schedule "A", free and clear of any Liens. Upon the completion of the Closing, except for the rights of ACOR pursuant to this Agreement with respect to the Newco Shares, there will be no outstanding options, calls, preemptive or other rights of any kind binding on any Newco Securityholder relating to or providing for the purchase, delivery or transfer of any of his or its Newco Shares.

                                   ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF ACOR

5.1 ACOR hereby represents and warrants as follows to and in favour of Newco and the Newco Securityholders and ACOR acknowledges that Newco and the Newco Securityholders are relying upon such representations and warranties in connection with the transactions contemplated by this Agreement.

ORGANIZATION AND EXISTENCE

5.2 ACOR is a corporation duly incorporated, organized and validly existing under the laws of the Province of British Columbia and has the corporate power to own its properties and to carry on its business as now conducted and currently proposed to be conducted and has made all necessary filings under all applicable corporate, securities and taxation laws or any other Laws to which ACOR is subject, except where the failure to make such filing would not have a Material Adverse Effect on ACOR. ACOR is in good standing under the Business Corporations Act (British Columbia). ACOR is not in violation of its articles or by-laws. ACOR does not have any Subsidiaries other than Cooper-Eromanga Oil, Inc. No proceedings have been instituted or are pending for the dissolution or liquidation of ACOR.

AUTHORIZATION

5.3 The execution, delivery and performance by ACOR of this Agreement and the Purchase Agreement and the applicable agreements in relation to the
     Financing: (i) are within its capacity, corporate power and authority; (ii) have been, or will be duly authorized by all necessary corporate proceedings; and (iii) do not and will not conflict with or result in any breach of any provision of, or the creation of any Lien upon any of the ACOR Assets pursuant to the articles or by-laws of ACOR, any Laws applicable to ACOR or any indenture, lease, agreement, contract, instrument or Lien, to which ACOR is a party or by which the property of ACOR may be bound or affected.

5.4 The ACOR Shares, when delivered to the Newco Securityholders in accordance with the terms of this Agreement or exercised in accordance with the terms of the ACOR Warrants, will be validly issued and outstanding as fully paid and non-assessable ACOR Shares.

CONSENTS

5.5 The execution, delivery and performance by ACOR of this Agreement and the applicable agreements in relation to the Financing does not and will not require the authorization, approval or consent of, or any filing with, any governmental authority or agency or any other Person.

AUTHORIZED CAPITAL

5.6 The authorized capital of ACOR consists of 50,000,000 ACOR Shares and 50,000,000 preferred shares. The issued and outstanding ACOR Shares are set forth on Schedule 5.6 attached hereto and shall constitute 51% of the issued and outstanding shares giving effect to the completion of this Agreement and the Acquisition, however prior to the Financing. Nil preferred shares are issued and outstanding as at the date hereof. ACOR may issue up to an additional 5,000,000 ACOR Shares pursuant to the exercise of the ACOR Warrants. In addition, ACOR may issue additional ACOR Shares or securities convertible into ACOR Shares pursuant to the Financing as contemplated hereunder.

5.7 The ACOR Shares issued and outstanding as of the date hereof have been, and the ACOR Shares issuable on the Closing Date will be, duly authorized and validly issued and outstanding as fully paid and non-assessable shares. The ACOR Warrants will on the Closing Date be duly authorized and will be issued as fully paid securities of ACOR. None of the ACOR Shares, ACOR Warrants or any existing options and warrants have been issued in violation of any Laws, the policies of FINRA or the OTCBB, ACOR's articles or by-laws or any agreement to which ACOR is a party or by which it is bound.

NO MATERIAL ADVERSE CHANGE

5.8  Except with respect to changes in prices of oil and gas and as noted in
     Schedule 5.8 attached hereto, there has not been any material change in the capital, assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of ACOR from the position set forth in the ACOR Financial Statements that has not otherwise been disclosed in the Public Record and there has not been any adverse material change in the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of ACOR since September 30, 2011; and since that date there have been no material facts, transactions, events or occurrences which could materially adversely affect the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of ACOR.

REPORTING ISSUER STATUS

5.9 ACOR is not a "reporting issuer" under the securities legislation of any provinces or territories of Canada.

OTCBB LISTING

5.10 The ACOR Shares are quoted on the OTCBB. All continuous and timely disclosure documents, reports, forms, filings and fees required to be made and paid by ACOR pursuant to the applicable securities Laws have been made and paid in accordance with the applicable securities Laws, the information and statements set forth in the Public Record were true, correct, and complete in all material respects and did not contain any misrepresentation, as of the date of such information or statement, and were prepared in accordance with and complied with applicable securities Laws.

REPORTS AND ACOR FINANCIAL STATEMENTS

5.11 ACOR has delivered to Newco and filed with the SEC on EDGAR true and complete copies of the audited financial statements of ACOR for the two years ended December 31, 2009 and 2010 and unaudited financial statements of ACOR as at and for the interim period ended September 30, 2011.

5.12 The ACOR Financial Statements were prepared in accordance with U.S. GAAP,each of the balance sheets included in the ACOR Financial Statements fairly presents the financial condition of ACOR as at the close of business on the date thereof, and each of the statements of loss and deficit and statements of cash flows included in the ACOR Financial Statements fairly presents the results of operations of ACOR for the fiscal period then ended.

5.13 There were no liabilities, contingent, contractual or otherwise, of ACOR as at the balance sheet date of the respective ACOR Financial Statements, other than those disclosed in the ACOR Financial Statements and the notes thereto.

ABSENCE OF CERTAIN CHANGES

5.14 Except as disclosed in the Public Record or in Schedule 5.8 attached hereto, ACOR has not ( and will not as of the Closing Date, except in the Ordinary Course and as disclosed in this Agreement, Schedule 5.14 attached hereto and pursuant to the Financing and the Acquisition):

     (a) issued, sold, pledged, hypothecated, leased, disposed of or encumbered any ACOR Shares or other ACOR securities or any right, option or warrant with respect thereto;

     (b)  amended or proposed to amend its articles or by-laws;

     (c) split, combined or reclassified any of its securities or declared or made any dividend or other distribution;

     (d) suffered any material loss relating to litigation or been threatened with litigation;

     (e) suffered any adverse change in employee relations which has or is reasonably likely to have a Material Adverse Effect on ACOR, or entered into or amended any employment contracts with any director, officer or senior management employee, created or amended any employee benefit plan, made any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for any officer, employee or consultant, other than in the Ordinary Course;

     (f) suffered damage, destruction or other casualty, loss, or forfeiture of, any property or assets, whether or not covered by insurance, which would have a Material Adverse Effect on ACOR;

     (g) made any capital expenditures, additions or improvements or commitments for the same, except those which do not exceed $10,000 per month;

     (h) other than in the Ordinary Course: (i) entered into any contract, commitment or agreement under which it has outstanding Indebtedness for borrowed money or for the deferred purchase price of property; or
          (ii) made any loan or advance to any Person;

     (i) acquired or agreed to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, corporation, partnership, joint venture or other business organization or division or acquired or agreed to acquire any material assets;

     (j) entered into any material contracts regarding its business operations, including joint ventures, partnerships or other arrangements;

     (k) created any securities option or bonus plan, paid any bonuses, deferred or otherwise, or deferred any compensation to any of its directors or officers other than such payments made in the Ordinary Course;

     (l)  made any material change in accounting procedures or practices;

     (m) other than in the Ordinary Course, mortgaged, hypothecated or pledged any of the ACOR Assets, or subjected them to any Lien except a Permitted Lien;

     (n) disposed of or permitted to lapse any rights to the use of any Intellectual Property material to ACOR, if such action or omission would have a Material Adverse Effect on ACOR;

     (o) entered into any other material transaction, or any amendment of any contract, lease, agreement or license which is material to its business;

     (p)  sold, leased, subleased, assigned or transferred any of the ACOR
          Assets;

     (q) entered into any agreement or arrangement granting any rights to purchase, lease, sublease, assign or transfer any of the ACOR Assets or requiring the consent of any Person to the transfer, assignment or lease of any such ACOR Assets or rights which would have a Material Adverse Effect on ACOR;

     (r) cancelled, waived or compromised any debts or claims, including accounts payable to and receivable from its Affiliates;

     (s) failed to pay or satisfy when due any liability of ACOR where such failure would have a Material Adverse Effect on ACOR;

     (t) disposed or permitted to lapse any Intellectual Property material to ACOR or disclosed to any Person any Intellectual Property material to ACOR not theretofore a matter of public knowledge, except where such disclosure was made to a recipient who is subject to an obligation of confidentiality; or

     (u) entered into any agreement, arrangement or understanding to do any of the foregoing.

CORPORATE DOCUMENTS, BOOKS AND RECORDS

5.15 Complete and correct copies of the articles and by-laws, and of all amendments thereto, of ACOR have been previously delivered to Newco. The minute book of ACOR contains complete and accurate records in all material respects of meetings and consents in lieu of meetings of the board of directors (and its committees) and shareholders of ACOR for all material transactions and for this transaction, the Financing and the Acquisition. Except as reflected in such minute book, there are no minutes of meetings or consents in lieu of meetings of the board of directors (or its committees) or of the shareholders of ACOR.

INFORMATION

5.16 All data and information provided by ACOR, at the request of Newco and its agents and representatives, to Newco and/or the Newco Securityholders and its agents and representatives in connection with the transactions contemplated by this Agreement, the Acquisition and the Financing was and is complete and true and correct in all material respects.

NO OTHER AGREEMENT TO PURCHASE

5.17 Other than as set out herein and pursuant to the Financing and the Acquisition, there are no agreements, options, warrants, rights of conversion or other rights binding upon or which at any time in the future may become binding upon ACOR to issue any shares or any securities convertible or exchangeable, directly or indirectly, into any ACOR Shares. There are no shareholders' agreements, pooling agreements, voting trusts, preemptive rights, or other agreements or understandings with respect to the voting of ACOR Shares, or any of them.

SHAREHOLDER LOANS

5.18 Except as set forth on Schedule 5.18 attached hereto and pursuant to the Purchase Agreement, there are no loans or other liabilities of ACOR to any shareholder or to any previous shareholder of ACOR.

INDEBTEDNESS AND LIENS

5.19 Other than in the Ordinary Course or as noted in Schedule 5.8 attached hereto, ACOR has not incurred any: (i) Indebtedness; or (ii) Liens upon any of the ACOR Assets.

INDEBTEDNESS TO DIRECTORS, OFFICERS AND OTHERS

5.20 Except as set forth on Schedule 5.20 attached hereto, ACOR is not indebted to any director, officer, employee or consultant of ACOR.

TAXES

5.21 All Tax Returns required to be filed by or with respect to ACOR have been filed within the prescribed time, with the appropriate tax authorities and all such Tax Returns are true, correct, and complete in all material respects. No Tax Return of ACOR is being audited by the relevant taxing authority, and there are no outstanding waivers, objections, extensions, or comparable consents regarding the application of the statute of limitations or period of reassessment with respect to any Taxes or Tax Returns that have been given or made by ACOR (including the time for filing of Tax Returns or paying Taxes) and ACOR has no pending requests for any such waivers, extensions, or comparable consents. ACOR has not received a ruling from any taxing authority or signed an agreement with any taxing authority that could reasonably be expected to have a Material Adverse Effect on ACOR. ACOR does not owe any Taxes to the federal government, a provincial government, a municipal government or any other governmental authority.

MATERIAL CONTRACTS

5.22 All material contracts required to be disclosed by ACOR pursuant to applicable securities Laws have been disclosed, and are valid, binding and in full force and effect as to ACOR, and ACOR is not in breach or violation of, or default under, the terms of any such agreements, except where such breach, violation or default would not have a Material Adverse Effect on ACOR, and no event has occurred which constitutes or, with the lapse of time or the giving of notice, or both, would constitute, such a breach, violation or default by ACOR.

TITLE TO PROPERTY

5.23 Except as set forth on Schedule 5.23 attached hereto, ACOR does not own any real property.

5.24 Except as set forth on Schedule 5.8 and Schedule 5.27 attached hereto, the ACOR Assets are owned legally and beneficially by ACOR with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except as disclosed in the ACOR Financial Statements or as provided for herein. ACOR is the sole and unconditional owner of, and has good and marketable title to, the ACOR Assets. ACOR does not have reason to believe that ACOR does not have title to or the right to produce and sell its petroleum, natural gas and related hydrocarbons (for the purpose of this clause, the foregoing are referred to as the "INTEREST") and represents and warrants that the Interest is free and clear of adverse claims created by, through or under ACOR except for oil and gas industry standard "permitted encumbrances", or those arising in the Ordinary Course, and that, to its knowledge, ACOR holds its Interest under valid and subsisting leases, licenses, permits, concessions, concession agreements, contracts, subleases, reservations or other agreements except where the failure to so hold its Interest would not have a Material Adverse Effect on ACOR.

5.25 Except as set forth on Schedule 5.27 attached hereto, ACOR is not aware of any defects, failures or impairments in the title of ACOR to the crude oil, natural gas liquids and natural gas properties, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate could have a material adverse effect on: (a) the quantity and pre-tax present worth values of crude oil, natural gas liquids and natural gas reserves of ACOR; (b) the current production volumes of ACOR; or (c) the current cash flow of ACOR.

5.26 To the knowledge of ACOR, no event has occurred or condition exists which is reasonably likely to prevent the Acquisition from being completed prior to the date set forth in the Purchase Agreement.

INTANGIBLE PROPERTY

5.27 ACOR does not own any Intellectual Property and no Intellectual Property is required to conduct the business of ACOR as presently conducted or as contemplated to be conducted in the future.

NECESSARY LICENSES AND PERMITS

5.28 Except as set forth on Schedule 5.27 attached hereto, ACOR has all necessary and required licenses, permits, consents, concessions and other authorizations of governmental, regulatory or administrative agencies or authorities, whether foreign, federal, provincial, or local, required to own and lease its properties and assets and to conduct its business as now conducted, except where the failure to hold the foregoing would not have a Material Adverse Effect on ACOR. ACOR is not in default, nor has it received any notice of any claim or default with respect to any such license, permit, consent, concession or authorization. No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind is required by virtue of the execution and delivery of this Agreement or the Purchase Agreement, or of the consummation of the transactions contemplated hereby: (a) to avoid the loss of any license, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any Law applicable thereto, or (b) to enable ACOR to hold and enjoy the same immediately after the Closing Date in the conduct of its business as conducted prior to the Closing Date.

COMPLIANCE WITH LAW

5.29 ACOR is not in default under, or in violation of, and has not violated (and failed to cure) any Law including, without limitation, laws relating to the issuance or sale of securities, privacy and intellectual property, or any licenses, franchises, permits, authorizations or concessions granted by, or any judgment, decree, writ, injunction or order of, any governmental or regulatory authority, applicable to its business or any of its properties or assets, except where such default or violation would not have a Material Adverse Effect on ACOR. ACOR has not received any notification alleging any material violations of any of the foregoing with respect to which adequate corrective action has not been taken.

EMPLOYEES

5.30 ACOR has provided Newco with a correct and complete list (the "EMPLOYMENT INFORMATION") of:

     (a) each employee, director, independent contractor, consultant and agent of ACOR who currently provides services to the administration, operation, maintenance and management of ACOR, whether actively at work or not, their salaries, wage rates, commissions and consulting fees, bonus arrangements, benefits, positions, ages, status as full-time or part-time employees, location of employment and length of service;

     (b) any arrangement or practice of ACOR regarding redundancy or severance payments, whether contractual, customary or discretionary, above the statutory payment;

     (c) each written employment practice or policy operated in relation to any of the employees or any group of them, whether contractual, customary or discretionary; and

     (d) any collective bargaining agreement, labour contract, letter of understanding, letter of intent, voluntary recognition agreement or legally binding commitment or written communication to any labour union, trade union or employee organization or group which may qualify as a trade union in respect of or affecting Employees or independent contractors.

5.31 Except as disclosed to Newco, there are no agreements, written or oral, between ACOR and any other party relating to payment, remuneration or compensation for work performed or services provided or payment relating to a change of control or other event in respect of ACOR. ACOR is in compliance with all applicable Laws respecting labour, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labour practices pending or threatened and to the knowledge of ACOR, there exists no valid basis for any such claim. There are no pending claims, complaints or charges that have been filed against ACOR under any labour or employment laws or dispute resolution procedure (including, but not limited to, any arbitration or similar proceedings) of which ACOR has received written notice. ACOR has not received any written notice indicating that any of its employment policies or practices is currently being audited or investigated by any federal, provincial, state or local government agency.

LITIGATION

5.32 Except as set forth on Schedule 5.31 attached hereto, there are no actions, suits, proceedings or inquiries in existence or, to the knowledge of ACOR, pending or threatened against or affecting ACOR at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau or agency which may in any way materially adversely affects, or in any way may materially adversely affect, the business, operations, capital, properties, assets, liabilities (absolute, accrued, contingent or otherwise), condition (financial or otherwise) or results of operations of ACOR or its properties or assets or which affects or may affect the transactions contemplated hereby or pursuant to the Acquisition or the Financing or to duly observe and perform any of its covenants or obligations contained herein or in the agreements relating to the Acquisition or the Financing and ACOR is not aware of any existing ground on which such action, suit, proceeding or inquiry might by commenced with any reasonable likelihood of success.

EMPLOYEE BENEFIT PLANS

5.33 ACOR does not have any employee benefit plans (or any plan which may be in any way regarded as an employee benefit plan) of any nature whatsoever nor has it ever had any such plans.

INSURANCE

5.34 ACOR does not maintain policies of insurance as of the date hereof.

LOCATION OF OFFICE

5.35 ACOR's head office is located at 1301 Avenue M, Cisco, Texas 76437 and such address is the only location where its corporate books and records are located.

NO LIMITATIONS

5.36 There is no non-competition, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which ACOR is a party or is otherwise bound that would now or hereafter, in any way limit the business, use of assets or operations of ACOR.

REGULATORY COMPLIANCE

5.37 ACOR is in compliance with all regulatory orders, directives and decisions that have application to ACOR except where such non-compliance would not have a Material Adverse Effect on ACOR and ACOR has not received notice from any governmental or regulatory authority that ACOR is not in compliance with any such regulatory orders, directives or decisions.

NON-ARM'S LENGTH TRANSACTIONS

5.38 Except as set forth on Schedule 5.37 attached hereto, ACOR has not made any payment or loan to, or has borrowed any monies from or is otherwise indebted to, any officer, director, employee, shareholder or any other Person with whom ACOR is not dealing at arm's length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing; and

5.39 Except as set forth on Schedule 5.37 attached hereto, ACOR is not a party to any contract or agreement with any officer, director, employee, shareholder or any other Person with whom ACOR is not dealing at arm's length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing, except for the ACOR Stock Option Agreements.

ENVIRONMENTAL LAWS

5.40 To the best of its knowledge, ACOR does not have liability under, nor has ACOR ever violated, any Environmental Law. ACOR does not have any property owned, operated, leased, or used by it that has been the subject of a violation of any Environmental Law since 1997. All facilities and operations of ACOR and its Subsidiaries are presently in compliance with all applicable Environmental Laws.

ENFORCEABILITY

5.41 The execution and delivery by ACOR of this Agreement and any other agreement contemplated by this Agreement will result in legally binding obligations of ACOR enforceable against ACOR in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought

                                   ARTICLE 6
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

6.1 The representations and warranties made by the Parties and contained in this Agreement shall continue in full force and effect for the benefit of the respective Party or Parties, as applicable, subject to the following:

     (a) except as provided in paragraphs (b) and (c) below, ACOR, Newco and the Newco Securityholders may make or bring any claim for a period of two (2) years after the Closing Date;

     (b) any claim which is based upon or relates to the tax liability of Newco or ACOR for a particular taxation year may be made or brought at any time prior to the expiration of the period (if any) during which an assessment, reassessment or other form of recognized document assessing liability for tax, interest or penalties in respect of such taxation year under applicable tax legislation could be issued, assuming that a waiver or similar document extending such period has not been filed; and

     (c) any claim which is based upon or relates to the title to Newco Shares in connection with this Agreement or which is based upon an intentional misrepresentation or fraud by Newco or Newco Securityholders may be brought at any time.

          After the expiration of the period of time referred to in paragraph
          (a), ACOR, Newco and the Newco Securityholders will be released from any and all obligations and liabilities in respect of the representations and warranties made by each of them and contained in this Agreement or in any document or certificate given in order to carry out the transactions contemplated hereby, except with respect to any claims made by any of the Parties in writing prior to the expiration of such period and subject to the rights of each of the Parties to make any claim permitted by paragraphs (b) and (c).

                                   ARTICLE 7
                     COVENANTS OF THE NEWCO SECURITYHOLDERS

COVENANTS OF THE NEWCO SECURITYHOLDERS

7.1 Each of the Newco Securityholders hereby severally covenants and agrees with ACOR as follows:

     Delivery of Share Certificates

     (a) The Newco Securityholders are entitled to receive ACOR Shares in exchange for such Newco Shareholder's Newco Shares as set out in Schedule "A", and shall on the Closing Date surrender the certificate or certificates (or other reasonably acceptable evidence) representing the Newco Shares held by it to ACOR and in return, shall be entitled to receive a certificate representing ACOR Shares on the basis set out herein. Until such surrender and exchange, the register of shareholder(s) of Newco shall be evidence of the right for the Newco Securityholders to be registered as holders of ACOR Shares; and

     (b) The Newco Securityholder shall transfer and deliver to ACOR on the Closing Date, certificates representing the Newco Shares set out opposite his or its name in the attached Schedule "A" duly endorsed in blank for transfer or accompanied by a duly executed power of attorney for transfer in blank.

          Filing of Reports

     (c) The Newco Securityholders consents to, and will assist ACOR with, the filing by ACOR from time to time of any reports or other documents required by any Securities Authorities with respect to its receipt of ACOR Shares pursuant to this Agreement.

          Representations and Warranties

     (d) From the date hereof until the termination of this Agreement, the Newco Securityholders shall not take any action, or fail to take any action, which would or may reasonably be expected to result in the representations and warranties set out in Article 4 being untrue in any material respect at any time prior to the Closing Date or termination of this Agreement, whichever is first.

          Conditions

     (e) The Newco Securityholders will use their commercially reasonable efforts to ensure compliance with all applicable conditions set forth in Article 11.

7.2 From the date of this Agreement until the Closing Date, the Newco Securityholders will use their commercially reasonable efforts to cause Newco to conduct its business as carried on as of the date hereof in the Ordinary Course. Without limiting the generality of the foregoing, during the period starting on the date of this Agreement and ending on the Closing
     Date:

     (a) The Newco Securityholders shall ensure that:

        (i) Newco shall:

          (A) carry on its respective business in the Ordinary Course and in a manner consistent with industry practice,

          (B) use commercially reasonable efforts to preserve intact its present business organization and material rights, to keep available the services of its current officers and employees and to preserve its relationships with customers, suppliers and others having business dealings with them, and

          (C) maintain and keep its material properties and assets in as good repair and condition as at the date hereof, subject to ordinary wear and tear, all to the end that its goodwill and ongoing businesses shall not be impaired in any material respect at the Closing Date;

     (ii) Newco shall not, without prior written consent of ACOR (such consent not to be unreasonably withheld):

          (A) issue or modify any equity or debt securities or rights to acquire securities;

          (B) incur any debt, other than in the Ordinary Course of business consistent with past practice;

          (C) declare or pay any dividends or distribute any of its properties or assets to the Newco Securityholders;

          (D) enter into any material contract, other than in the Ordinary Course of business consistent with past practice;

          (E)  alter or amend its articles or by-laws;

          (F) engage in any business enterprise or other activity different from that carried on as of the date hereof;

          (G) sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber any material portion of its assets;

          (H) declare or pay any dividends on, make other distributions or return capital in respect of any of its capital stock or any other equity interests;

          (I)  reduce its stated capital;

          (J) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or distribution of any other securities in respect or in lieu of or in substitution for, shares of its capital stock;

          (K) issue, sell, reserve or set aside any shares of its capital stock or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock, or any of its material assets;

          (L)  dispose of or encumber, repurchase, redeem or otherwise acquire,
               (1) any shares of its capital stock or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock, or (2) any of its material assets;

          (M) except as permitted pursuant to paragraph (D) above, enter into or announce any agreement or arrangement with respect to the sale, voting, registration or repurchase of any shares of its capital stock or any security convertible into or exchangeable for such shares or any of its material assets;

     (iii) Newco shall not:

          (A) (1) incur, assume or prepay any long term or short term debt or issue any debt securities, except in the Ordinary Course; (2) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person; (3) make any loans, advances or capital contributions to, or investments in, any other Person; and (4) pledge or otherwise encumber shares of its capital stock or Newco;

          (B) enter into any material operating lease or create any mortgages, security interests, Liens or other encumbrances on its property;

     (iv) Newco shall not:

          (A) increase or modify the amount of (or accelerate the payment or vesting of) any benefit or amount payable under, any contract, agreement, commitment, arrangement, plan or policy providing for compensation or benefits to any former or present director or officer of Newco;

          (B) increase or modify (or enter into any contract or arrangement to increase or modify) the compensation or benefits, or otherwise to extend, expand or enhance the engagement or any related rights, of any former or present director, officer or consultant of Newco; or

          (C) adopt, establish, enter into or implement or amend any employee benefit plan, policy, severance or termination agreement providing for any form of benefits or other compensation to any former, present or future director, officer or employee of Newco or amend any policy, severance or termination agreement;

     (v) Newco shall not pay, discharge, satisfy, compromise or settle any material claims, liabilities or obligations prior to the same being due;

     (vi) Newco shall not reorganize, amalgamate or merge with any other Person;

     (vii) except as required by applicable Laws, Newco shall not enter into, terminate or waive any provision of, exercise any material option or relinquish any material contractual rights under, or modify or request to modify in any material respect any material contract, agreement, guarantee, lease commitment or arrangement or enter into any contract that would be a material contract if entered into as of the date hereof, in either case other than in the Ordinary Course;

     (viii) Newco shall not revalue in any material respect any of its assets;

     (ix) Newco shall not make any changes to the existing accounting practices, methods and principles relating to such party;

     (x)  Newco shall not make or rescind any material tax election;

     (xi) Newco shall not make any capital expenditure, other than capital expenditures that are made in the Ordinary Course or which are in accordance with its existing budgets provided to ACOR prior to the date hereof;

     (xii) Newco shall not waive, release, assign, settle or compromise any pending or threatened suit, action or claim against it or any other rights, claims or litigation material to it;

     (xiii) Newco shall not: (A) enter into any confidentiality or standstill agreement; or

          (B) amend or release any third party from its obligations or grant any consent under, any confidentiality or standstill provision or fail to fully enforce any such provision;

     (xiv) Newco shall not take or fail to take any action which would render, or that would be reasonably expected to render, any of Newco's representations or warranties hereunder to be untrue or would be reasonably expected to prevent or materially impede, interfere with or delay the transaction contemplated by this Agreement; and

     (xv) Newco shall not agree in writing or otherwise to take any of the actions as described above in clauses (ii) through (xiv).

COVENANTS OF NEWCO

7.3  Newco hereby covenants and agrees with ACOR as follows:

          Representations and Warranties

     (a) From the date hereof until the termination of this Agreement, Newco shall not take any action, or fail to take any action, which would or may reasonably be expected to result in the representations and warranties set out in Article 3 being untrue in any material respect at any time prior to the Closing Date or termination of this Agreement, whichever is first.

          Conditions

     (b) Newco will use its commercially reasonable efforts to ensure compliance with all applicable conditions set forth in Article 11.

          Additional Deliveries by Newco at Closing

     (c) In addition to all other documents required hereunder to be delivered by Newco to ACOR to complete the transactions contemplated herein, Newco shall deliver to ACOR at Closing:

(i) a certificate of good standing of Newco;

          (ii) a certified copy of the updated register of members showing the transfer of the Newco Shares to ACOR together with the cancelled certificates for all Newco Shares by each Newco Securityholder in blank together with a duly executed power of attorney for transfer;

          (iii) a certificate of incumbency in respect of the Newco;

          (iv) a certified copy of the resolutions passed by the board of directors of Newco approving this Agreement as well as the consummation of the transactions contemplated hereby; and

          (v) a certified copy of the resolutions passed by the board of directors of Newco approving the Acquisition as well as the consummation of the transactions contemplated thereby.

                                   ARTICLE 8
                               COVENANTS OF ACOR

COVENANTS OF ACOR

8.1  ACOR hereby covenants and agrees with Newco as follows:

         Necessary Consents

          (a) ACOR shall use its commercially reasonable best efforts to obtain from its directors, shareholders and all appropriate Governmental Entities such approvals, Permits or consents as are required (if any) to complete the transactions contemplated herein, including in respect of the Acquisition.

         Approval of Financing

          (b) ACOR shall use its reasonable efforts to obtain the Regulatory Approvals (if any) of the Securities Authorities for the securities issued hereunder and the Financing.

         Conditions

          (c) ACOR will use its commercially reasonable efforts to ensure compliance with all applicable conditions set forth in Article 11.

         Status and Filings

          (d) ACOR will maintain its corporate status and comply with all applicable corporate and securities Laws and requirements (including any applicable filing requirements) prior to Closing.

         Directors

          (e) ACOR shall take all required action to appoint each of Jesse Meidl and William Petrie to the board of directors of ACOR at the Closing. The directors shall hold office until the next meeting of the ACOR Shareholders or until their successors are elected or appointed in accordance with the provisions of ACOR's by-laws.

8.2 From the date of this Agreement until the Closing Date, ACOR will use its commercially reasonable efforts to conduct its business as carried on as of the date hereof in the Ordinary Course. Without limiting the generality of the foregoing and except as provided for in this Agreement and the Purchase Agreement, during the period starting on the date of this Agreement and ending on the Closing Date:

          (a)  ACOR shall:

               (i) carry on its respective business in the Ordinary Course and in a manner consistent with industry practice;

               (ii) use commercially reasonable efforts to preserve intact its present business organization and material rights, to keep available the services of its current officers and employees and to preserve its relationships with customers, suppliers and others having business dealings with them; and

               (iii) maintain and keep its material properties and assets in as good repair and condition as at the date hereof, subject to ordinary wear and tear, all to the end that its goodwill and ongoing businesses shall not be impaired in any material respect at the Closing Date.

          (b) ACOR shall not, without prior written consent of Newco (such consent not to be unreasonably withheld) and other than as contemplated herein, in the Purchase Agreement or on Schedule 8.2(b) attached hereto:

               (i) issue or modify any equity or debt securities or rights to acquire securities;

               (ii) incur any debt, other than in the Ordinary Course consistent with past practice;

               (iii) declare or pay any dividends or distribute any of its properties or assets to the shareholders of ACOR;

               (iv) enter into any material contract, other than in the Ordinary
                    Course consistent with past practice;

               (v)  alter or amend its articles or by-laws;

               (vi) engage in any business enterprise or other activity
                    different from that carried on as of the date hereof;

               (vii) sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber any material portion of its assets;

               (viii) declare or pay any dividends on, make other distributions or return capital in respect of any of its capital stock or any other equity interests;

               (ix) reduce its stated capital;

               (x) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance or distribution of any other securities in respect or in lieu of or in substitution for, shares of its capital stock;

               (xi) issue, sell, reserve or set aside any shares of its capital stock or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock, or any of its material assets;

               (xii) dispose of or encumber, repurchase, redeem or otherwise acquire, (1) any shares of its capital stock or any securities or obligations convertible into, exercisable or exchangeable for, or any rights, warrants, calls, subscriptions or options to acquire, shares of its capital stock, or (2) any of its material assets;

               (xiii) except as permitted pursuant to paragraph (D) above, enter into or announce any agreement or arrangement with respect to the sale, voting, registration or repurchase of any shares of its capital stock or any security convertible into or exchangeable for such shares or any of its material assets;

          (c)  ACOR shall not:

               (i) (1) incur, assume or prepay any long term or short term debt or issue any debt securities, except in the Ordinary Course;
                    (2) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person; (3) make any loans, advances or capital contributions to, or investments in, any other Person; and (4) pledge or otherwise encumber shares of its capital stock or Newco;

               (ii) enter into any material operating lease or create any mortgages, security interests, Liens or other encumbrances on its property;

          (d)  ACOR shall not:

               (i) increase or modify the amount of (or accelerate the payment or vesting of) any benefit or amount payable under, any contract, agreement, commitment, arrangement, plan or policy providing for compensation or benefits to any former or present director or officer of ACOR;

               (ii) increase or modify (or enter into any contract or
                    arrangement to increase or modify) the compensation or benefits, or otherwise to extend, expand or enhance the engagement or any related rights, of any former or present director, officer or consultant of ACOR; or

               (iii) adopt, establish, enter into or implement or amend any employee benefit plan, policy, severance or termination agreement providing for any form of benefits or other compensation to any former, present or future director, officer or employee of ACOR or amend any policy, severance or termination agreement;

          (e) ACOR shall not pay, discharge, satisfy, compromise or settle any material claims, liabilities or obligations prior to the same being due;

               (i) ACOR shall not reorganize, amalgamate or merge with any other Person; (ii) except as required by applicable Laws, ACOR shall not enter into, terminate or waive any provision of, exercise any material option or relinquish any material contractual rights under, or modify or request to modify in any material respect any material contract, agreement, guarantee, lease commitment or arrangement or enter into any contract that would be a material contract if entered into as of the date hereof, in either case other than in the Ordinary Course;

               (iii) ACOR shall not revalue in any material respect any of its assets;

               (iv) ACOR shall not make any changes to the existing accounting practices, methods and principles relating to such party;

               (v)  ACOR shall not make or rescind any material tax election;

               (vi) ACOR shall not make any capital expenditure, other than capital expenditures that are made in the Ordinary Course or which are in accordance with its existing budgets provided to Newco prior to the date hereof;

               (vii) ACOR shall not waive, release, assign, settle or compromise any pending or threatened suit, action or claim against it or any other rights, claims or litigation material to it;

               (viii) ACOR shall not:

                    (A) enter into any confidentiality or standstill agreement;
               or

                    (B) amend or release any third party from its obligations or grant any consent under, any confidentiality or standstill provision or fail to fully enforce any such provision;

               (ix) ACOR shall not take or fail to take any action which would render, or that would be reasonably expected to render, any of ACOR's representations or warranties hereunder to be untrue or would be reasonably expected to prevent or materially impede, interfere with or delay the transaction contemplated by this Agreement; and

               (x) ACOR shall not agree in writing or otherwise to take any of the actions as described above in clauses (ii) through (ix).

         Listing

8.3 ACOR shall use its commercially reasonable efforts to have the issuance of all the ACOR Shares issuable pursuant to this Agreement the Purchase Agreement, or as a consequence of the Financing and the ACOR Warrants accepted by the OTCBB. In that regard, ACOR shall provide Newco with all communications sent to or received from FINRA or the OTCBB or any Securities Authorities in connection with this Agreement and the Financing.

         Representations and Warranties

8.4 ACOR covenants and agrees that from the date hereof until the termination of this Agreement, ACOR shall not take any action, or fail to take any action, which would or may reasonably be expected to result in the representations and warranties set out in Article 5 being untrue in any material respect at any time prior to the Closing Date or termination of this Agreement, whichever is first.

         Additional Deliveries by ACOR at Closing

8.5 In addition to all other documents required hereunder to be delivered by ACOR to Newco to complete the Acquisition and the Financing, ACOR shall deliver to Newco at Closing:

     (a)  a certificate of status of ACOR;

     (b)  certificate of incumbency in respect of ACOR; and

     (c) a certified copy of the resolutions passed by the board of directors of ACOR approving this Agreement as well as the consummation of the transactions contemplated hereby and the Financing.

                           ARTICLE 9 MUTUAL COVENANTS

9.1  Each of the Parties covenants and agree that it shall:

         Preparation of Filings

     (a) ACOR and Newco shall cooperate in the preparation of all applications for all approvals and the preparation of any other documents and taking of all actions reasonably deemed by ACOR and Newco, as the case may be, to be necessary to discharge their respective obligations under applicable Laws in connection with each step of the Acquisition and the Financing and all other matters contemplated in this Agreement. In this regard:

          (i) each of ACOR and Newco shall furnish to the other all such information concerning it and its shareholders, as may be required to effect the transaction contemplated in this Agreement; and

          (ii) each of ACOR and Newco covenants that no information furnished by it in connection with such actions or otherwise in connection with the consummation of the transaction contemplated in this Agreement will, to the best of its knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated in any such document or necessary in order to make any information so furnished for use in any such document not misleading in the light of the circumstances in which it is furnished or to be used;

         Notice of Material Change

     (b) From the date hereof until the earlier of the Closing Date or the termination of this Agreement, each Party shall promptly notify the other Party in writing of:

          (i) any material change (actual, anticipated, contemplated or, to the best of the knowledge of such Party threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of such Party taken as whole;

          (ii) any change in the facts relating to any applicable representation or warranty set out in Article 3, 4 or 5 hereof, as applicable, which change is or may be of such a nature as to render any such representation or warranty misleading or untrue in a material respect; or

          (iii) any material fact which arises and which would have been required to be stated herein had the fact arisen on or prior to the date of this Agreement.

          Each of ACOR and Newco shall in good faith discuss with the other any change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there may be a reasonable question as to whether notice need be given to the other pursuant to this Section 9.1(b).

      Consummation of the Transaction and the Acquisition

     (c) Use all commercially reasonable efforts to consummate the transactions contemplated in this Agreement including the Financing and the Acquisition.

         Other Filings

     (d) The Parties shall, as promptly as practicable hereafter, prepare and file all filings required under any securities Laws, the rules and policies of FINRA and the OTCBB or any other applicable Laws relating to the transaction contemplated in this Agreement.

         Additional Agreements

     (e) Subject to the terms and conditions of this Agreement and subject to fiduciary obligations under applicable Laws, each of the Parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable, the transactions contemplated by this Agreement, the Purchase Agreement and the Financing and to cooperate with each other in connection with the foregoing, including, as applicable, using commercially reasonable efforts:

          (i) to obtain all necessary waivers, consents and approvals from other parties to material agreements, leases and other contracts or agreements;

          (ii) to defend all lawsuits or other legal proceedings challenging this Agreement, the Purchase Agreement or the consummation of the Financing contemplated hereby;

          (iii) to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated by this Agreement, the Purchase Agreement and the Financing contemplated hereby; and

          (iv) to effect all necessary registrations and other filings and submissions of information requested by Governmental Authorities.

                                   ARTICLE 10
                                INDEMNIFICATION

INDEMNIFICATION BY ACOR

10.1 Subject to Section 10.4, ACOR hereby covenants and agrees with Newco and the Newco Securityholders to indemnify and save harmless Newco and the Newco Securityholders from and against any claims which may be made or brought against such Party or which such Party may suffer or incur as a result of, or arising out of any non-fulfillment of any covenant or agreement on the part of ACOR under this Agreement or any incorrectness in or breach of any representation or warranty of ACOR contained in this Agreement.

INDEMNIFICATION BY NEWCO

10.2 Subject to Section 10.4, Newco hereby covenants and agrees with ACOR to indemnify and save harmless ACOR from and against any claims which may be made or brought against it or which it may suffer or incur as a result of, or arising out of non-fulfillment of any covenant or agreement on the part of Newco under this Agreement or any incorrectness in or breach of any representation or warranty of Newco contained in this Agreement.

INDEMNIFICATION BY THE NEWCO SECURITYHOLDERS

10.3 Subject to Section 10.4, the Newco Securityholders hereby covenant and agree on a several basis with ACOR to indemnify and save harmless ACOR from and against any claims which may be made or brought against it or which it may suffer or incur as a result of, or arising out of non-fulfillment of any covenant or agreement on the part of such Newco Securityholder under this Agreement, and the Newco Securityholders covenant and agree with ACOR to indemnify and save harmless ACOR from and against any claims which may be made or brought against it or which it may suffer or incur as a result of, or arising out of non-fulfillment of any incorrectness in or breach of any representation or warranty of Newco contained in this Agreement.

LIMITATION ON INDEMNIFICATION

10.4 The indemnification obligations of each of the Parties pursuant to Section 10.1, Section 10.2 and Section 10.3 shall be subject to the following:

     (a) the applicable limitation mentioned in Article 6 respecting the survival of the representations and warranties; and

     (b) an Indemnifying Party shall not be required to indemnify an Indemnified Party until the aggregate claims sustained by that Indemnified Party exceeds a value of $10,000, in which case, the Indemnifying Party shall be obligated to the Indemnified Party for all claims.

PROCEDURE FOR INDEMNIFICATION

10.5 The Party or other indemnified person making a claim for indemnification under this Article is referred to as the "Indemnified Party" and the Party providing indemnification is referred to as the "Indemnifying Party" for the purposes of this Article. The following provisions shall apply to any Claims for which an Indemnifying Party may be obligated to indemnify an Indemnified Party pursuant to this Agreement:

     (a) upon receipt from a third party by the Indemnified Party of notice of a claim or the Indemnified Party becoming aware of a claim in respect of which the Indemnified Party proposes to demand indemnification from the Indemnifying Party, the Indemnified Party shall give notice to that effect to the Indemnifying Party with reasonable promptness, provided that failure to give such notice shall not relieve the Indemnifying Party from any liability it may have to the Indemnified Party except to the extent that the Indemnifying Party is prejudiced thereby;

     (b) in the case of Claims arising from third parties, the Indemnifying Party shall have the right by notice to the Indemnified Party not later than fifteen (15) days after receipt of the notice described in paragraph (a) above to assume the control of the defence, compromise or settlement of the claims, provided that such assumption shall, by its terms, be without costs to the Indemnified Party and the Indemnifying Party shall at the Indemnified Party's request furnish it with reasonable security against any costs or other liabilities to which it may be or become exposed by reason of such defence, compromise or settlement;

     (c) upon the assumption of control by the Indemnifying Party as aforesaid, the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of the claims at its sole expense, including employment of counsel reasonably satisfactory to the Indemnified Party and, in connection therewith, the Indemnified Party shall cooperate fully, but at the expense of the Indemnifying Party, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Party are necessary to enable the Indemnifying Party to conduct such defence; provided always that the Indemnified Party shall be entitled to reasonable security from the Indemnifying Party for any expense, costs or other liabilities to which it may be or may become exposed by reason of such cooperation;

     (d) the final determination of any such claims arising from third parties, including all related costs and expenses, will be binding and conclusive upon the Parties as to the validity or invalidity, as the case may be, of such claims against the Indemnifying Party hereunder; and

     (e) should the Indemnifying Party fail to give notice to the Indemnified Party as provided in paragraph (b) above, the Indemnified Party shall be entitled to make such settlement of the claims as in its sole discretion may appear reasonably advisable, and such settlement or any other final determination of the claims shall be binding upon the Indemnifying Party.

                                   ARTICLE 11
                              CONDITIONS PRECEDENT

MUTUAL CONDITIONS PRECEDENT

11.1 The transactions contemplated herein are subject to the following conditions to be fulfilled or performed on or prior to the Closing Date, which conditions are for the mutual benefit of ACOR, the Newco Securityholders and Newco and may be waived by ACOR and Newco, jointly, in writing:

     (a) the receipt of all necessary Regulatory Approvals, corporate and third party approvals and compliance with all applicable Laws, regulatory requirements and conditions;

     (b)  the maintenance of ACOR's listing on the OTCBB;

     (c) the confirmation of the representations and warranties of each Party to this Agreement as set out in such Agreement;

     (d) the absence of any Material Adverse Effect on the financial and operational condition or the assets of each of ACOR and Newco;

     (e) all conditions precedent to the Acquisition set forth in the Purchase Agreement shall have been satisfied or waived (provided any waiver by ACOR or Chelsea Oil Australia Pty Ltd shall have been consented to in writing by Newco, acting reasonably) and the Acquisition shall have been completed;

     (f) the completion of the Financing for minimum gross proceeds of not less than US$1,000,000, of which Ely Sakhai has the right to invest up to US$500,000;

     (g) original share certificate(s) representing the Newco Shares, set out opposite his or its name in the attached Schedule "A", duly endorsed in blank for transfer or accompanied by a duly executed power of attorney for transfer in blank;

     (h) the delivery of standard completion documentation including, but not limited to, officer's certificates, and certificates of good standing as the Parties shall mutually agree, acting reasonably;

     (i) no legal action or proceedings shall be pending or threatened by any Person against ACOR or Newco in any jurisdiction and no order or notice will have been issued or delivered by any Governmental Entity or Securities Authority seeking to enjoin or prohibit on a temporary or permanent basis as of the transactions contemplated in this Agreement (including but not limited to the Acquisition or the Financing) or imposing temporary or permanent terms or conditions on such transactions.

CONDITION PRECEDENT FOR THE BENEFIT OF NEWCO AND THE NEWCO SECURITYHOLDERS

11.2 The transactions contemplated herein are subject to the following conditions to be fulfilled or performed on or prior to the Closing Date, which conditions are for the exclusive benefit of Newco and the Newco Securityholders and may be waived in writing, in whole or in part, by Newco in its sole discretion:

     (a) there will be no material actions, suits or proceedings, whether or not purportedly on behalf of ACOR, outstanding or, to the best of the management of ACOR's knowledge, pending or threatened by or against ACOR at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, bureau, agency or instrumentality;

     (b) the issuance of the ACOR Warrants as set out in Schedule "B" to this Agreement;

     (c) the issuance of a renewal of the Authority to Prospect for a new four-year term in respect of ATP 582 from the applicable Queensland regulatory authorities and in accordance with the work program described in Schedule 5.14(g), in form and substance satisfactory to Newco, acting reasonably; and

     (d) delivery of original share certificates representing the ACOR Shares to be issued as fully paid and non-assessable to the Newco Securityholders as provided in Schedule "A" hereto and bearing the appropriate restrictive legends.

CONDITION PRECEDENT FOR THE BENEFIT OF ACOR

11.3 The transactions contemplated herein, which include the Acquisition and the Financing, are subject to the following conditions to be fulfilled or performed on or prior to the Closing Date, which conditions are for the exclusive benefit of ACOR and may be waived in writing, in whole or in part, by ACOR in its sole discretion:

     (a) there will be no material actions, suits or proceedings, whether or not purportedly on behalf of Newco, outstanding or, to the best of the management of Newco's knowledge, pending or threatened by or against Newco or the Newco Securityholders at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, bureau, agency or instrumentality; and

     (b) delivery of certificates by the Newco Securityholders representing the Newco Shares set out opposite his or its name in the attached Schedule "A" duly endorsed in blank for transfer or accompanied by a duly executed power of attorney for transfer in blank.

                                   ARTICLE 12
                                    CLOSING

TIME OF CLOSING

12.1 The Closing of the transactions contemplated herein shall be completed at the offices of Torys LLP, Calgary, Alberta, at a time to be mutually agreed by the Parties on the Closing Date.

CLOSING PROCEDURES

12.2 Subject to satisfaction or waiver by the relevant Party of the conditions of Closing, at Closing, the Newco Securityholder shall transfer and deliver to ACOR on the Closing Date, certificates representing the Newco Shares set out opposite his or its name in the attached Schedule "A" duly endorsed in blank for transfer or accompanied by a duly executed power of attorney for transfer in blank in exchange for certificates representing the ACOR Shares set out opposite his or its name in the attached Schedule "A".

                             ARTICLE 13 TERMINATION

TERMINATION RIGHTS

13.1 This Agreement may, by notice in writing given prior to or on the Closing Date, be terminated:

     (a)  by mutual consent of ACOR and Newco; or

     (b) by either ACOR or Newco if any of the conditions set forth herein for its benefit has not been fulfilled or waived at or prior to Closing Date, or such other date as may be agreed by ACOR and Newco.

EFFECT OF TERMINATION

13.2 Each Party's right of termination under this Article 13 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Nothing in Article 13 shall limit or affect any other rights or causes of action the Parties may have with respect to the representations, warranties, covenants and indemnities in its favour contained in this Agreement.

                                   ARTICLE 14
                                    EXPENSES

PROFESSIONAL FEES

14.1 All out-of-pocket cost and expenses incurred by each Party, including legal, accounting and financial advisor expenses shall be paid by each Party respectively.

                                   ARTICLE 15
                                    GENERAL

PUBLIC ANNOUNCEMENT

15.1 Immediately after the execution of this Agreement, Newco and ACOR shall issue a joint public announcement, announcing the entering into of this Agreement, which announcement shall address all matters required by the policies of FINRA and the OTCBB and applicable Laws and shall be in form and substance acceptable to each of them, acting in a commercially reasonable manner. ACOR and Newco shall receive the prior consent, not to be unreasonably withheld, of the other Party prior to issuing or permitting any director, officer, employee or agent to issue, any press release or other written statement with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, if either ACOR or Newco is required by law or administrative regulation to make any disclosure relating to the transactions contemplated herein, such disclosure may be made, but that Party will use reasonable commercial efforts to consult with the other Party as to the wording of such disclosure prior to its being made.

INDEPENDENT LEGAL ADVICE

15.2 Each of the Parties acknowledges having been encouraged to seek and has had the opportunity to obtain independent legal advice with respect to the terms of this Agreement.

STANDSTILL

15.3 From the date hereof and until the earlier of the Closing Date or the termination of this Agreement, neither Newco nor ACOR will, directly or indirectly, initiate, discuss or negotiate with any other corporation, firm or person, or entertain, solicit or consider any inquiries or proposals relating to any possible business combination, disposition of all or substantially all of ACOR's or Newco's assets, or shares or other equity interests or furnish to any such entity or person any information in connection therewith, except in connection with the transactions contemplated in this Agreement.

ENTIRE AGREEMENT

15.4 This Agreement constitutes the entire agreement among the Parties hereto and supersedes all prior agreements, letters of intent, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the Parties hereto shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the schedules, documents and instruments to be delivered on the Closing Date pursuant to this Agreement. The Parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on the Closing Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.

FURTHER ASSURANCES

15.5 Each of the Parties hereto will from time to time after the Closing Date at the other's request and without further consideration, execute and deliver such other instruments of transfer, conveyance and assignment and take such further action as the other may reasonably require to give effect to any matter provided for herein.

COMMERCIALLY REASONABLE EFFORTS

15.6 For purposes of this Agreement, the obligation to use "commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to a materially adverse modification of the terms of such documents or to prepay or incur additional material obligations to such other parties.

SEVERABILITY

15.7 In the event that any provision or part of this Agreement is determined by any court or other judicial or administrative body to be illegal, null, void, invalid or unenforceable, that provision shall be severed to the extent that it is so declared and the other provisions of this Agreement shall continue in full force and effect.

APPLICABLE LAW

15.8 This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

GOVERNING LANGUAGE

15.9 This Agreement is drawn up in the English language. This Agreement may be translated into any language other than English provided however that the English text shall in any event prevail.

ATTORNMENT

15.10 The Parties hereby irrevocably and unconditionally consent to and submit to the non-exclusive jurisdiction of the courts of the Province of Alberta for any actions, suits or proceedings arising out of or relating to this Agreement or the matters contemplated hereby. The Parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the matters contemplated hereby in the courts of the Province of Alberta and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such applicable courts, as the case may be, that any such action, suit or proceeding so brought has been brought in an inconvenient forum.

SUCCESSORS AND ASSIGNS

15.11 This Agreement shall accrue to the benefit of and be binding upon each of the Parties hereto and their respective heirs, executors, administrators and assigns, provided that this Agreement shall not be assigned or transferred by any one of the Parties without the prior written consent of the other Party.

TIME OF ESSENCE

15.12 Time shall be of the essence hereof.

NOTICES

15.13 Any notice required or permitted to be given hereunder shall be in writing and shall be effectively given if (i) delivered personally, (ii) sent prepaid courier service or mail, or (iii) sent prepaid by facsimile transmission or other similar means of electronic communication (confirmed on the same or following day by prepaid mail) addressed as follows:

                 in the case of notice to ACOR:

                 Australian-Canadian Oil Royalties Ltd.
                 1301 Avenue M
                 Cisco, Texas 76437

                 Attention: Robert Kamon
                 Telephone: (254) 442-2638
                 Facsimile: (254) 442-3843
                 Email: acor@classicnet.net

                 With a copy to:

                 Davidoff Malito & Hutcher LLP
                 605 Third Avenue, 34th Floor
                 New York, NY 10158

                 Attention: Malcolm S. Taub, Esq.
                 Telephone: (646) 428-3283
                 Facsimile: (212) 286-1884
                 Email: mst@dmlegal.com

                 in the case of notice to Newco and/or to the Newco Securityholders:

                 1629518 Alberta Ltd.
                 c/o Torys LLP
                 Suite 800, 400-3rd Avenue S.W.
                 Calgary, Alberta T2P 4H2

                 Attention: Janan Paskaran
                 Telephone: (403) 776-3728
                 Facsimile: (403) 776-3800
                 Email: jpaskaran@torys.com

             Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid shall:

     (a) if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery;

     (b) if sent by mail as aforesaid, be deemed to have been given, sent, delivered and received (but not actually received) on the fourth Business Day following the date of mailing, unless at any time between the date of mailing and the fourth Business Day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case the same shall be deemed to have been given, sent, delivered and received in the ordinary course of the mail, allowing for such discontinuance or interruption of regular postal service; and

     (c) if sent by facsimile machine, be deemed to have been given, sent, delivered and received on the date the sender receives the facsimile machine answer back confirming receipt by the recipient.

WAIVER

15.14 Any Party hereto which is entitled to the benefits of this Agreement may, and has the right to, unless otherwise provided, waive any term or condition hereof at any time on or prior to the Closing Date, provided however that such waiver shall be evidenced by written instrument duly executed on behalf of such Party.

AMENDMENTS

15.15 No amendment, modification or supplement to this Agreement shall be effective unless provided in writing and signed by all the Parties hereto and approved by all necessary governmental regulatory authorities.

REMEDIES CUMULATIVE

15.16 The rights and remedies of the Parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law. Any single or partial exercise by any Party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does not waive, alter, affect or prejudice any other right or remedy to which such Party may be lawfully entitled for the same default or breach.

NOTICE OF UNTRUE COVENANTS, REPRESENTATION OR WARRANT

15.17 The Newco Securityholders and Newco shall promptly notify ACOR, and ACOR shall promptly notify the Newco Securityholders and Newco, upon any covenant, representation or warranty made by it contained in this Agreement becoming untrue or incorrect during the period beginning on the date of this Agreement and ending on the Closing Date. Any such notification shall set out particulars of the untrue or incorrect covenant, representation or warranty and details of any actions being taken by the Newco Securityholders and Newco or ACOR, as the case may be, to rectify that state of affairs.

COUNTERPARTS

15.18 This Agreement may be executed in several counterparts (by original or facsimile signature), each of which when so executed shall be deemed to be an original and each of such counterparts, if executed by each of the Parties, shall constitute a valid and enforceable agreement among the Parties.

IN WITNESS WHEREOF this Share Exchange Agreement has been executed by the Parties hereto as of the date first above written.


                                          1629518 ALBERTA LTD.
AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
By:       /s/ Andre Sakhai                By:    /s/ Janan Paskaran
          -----------------------------          -------------------------------
          Name:    Andre Sakhai                  Name:    Janan Paskaran
          Title:   President                     Title:   Corporate Secretary



/s/                                       /s/ William Petrie, Sr.
---------------------------------------   --------------------------------------
Witness                                   WILLIAM PETRIE, SR.

/s/                                       /s/ William Petrie, Sr.
---------------------------------------   --------------------------------------
Witness                                   WILLIAM PETRIE, JR.

/s/                                       /s/ Jesse Meidl
---------------------------------------   --------------------------------------
Witness                                   JESSE MEIDL

/s/                                       /s/ Dave Meidl
---------------------------------------   --------------------------------------
Witness                                   DAVE MEIDL

/s/                                       /s/ Ian Blades
---------------------------------------   --------------------------------------
Witness                                   IAN BLADES

/s/                                       /s/ Janan Paskaran
---------------------------------------   --------------------------------------
Witness                                   JANAN PASKARAN